INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 10 to Registration Statement No.  33-34476 on
Form N-1A of our report dated February 21, 2001 appearing in the Annual Report of Merrill Lynch Short-Term Global Income Fund, Inc. for the year ended December 31, 2000, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 3, 2001